SCHEDULE 1
                     TO THE AMENDED AND RESTATED MUTUAL FUND
                     CUSTODY AGREEMENT DATED AUGUST 1, 1996
                         BETWEEN THE VICTORY PORTFOLIOS
                       AND KEY TRUST COMPANY OF OHIO, INC.

                         Amended as of December 11, 1998

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Victory Balanced Fund                                 Victory Federal Money Market
      Class A Shares                                        Investor Shares
      Class B Shares                                        Select Shares
Victory Diversified Stock Fund                        Victory Convertible Securities Fund
      Class A Shares                                  Victory LifeChoice Conservative Investor Fund
      Class B Shares                                  Victory LifeChoice Growth Investor Fund
Victory Government Mortgage Fund                      Victory LifeChoice Moderate Investor Fund
Victory Growth Fund                                   Victory Maine Municipal Bond Fund
Victory Financial Reserves Fund                       (Intermediate)
Victory Fund for Income                               Victory Maine Municipal Bond Fund
Victory Institutional Money Market Fund               (Short-Intermediate)
      Investor Shares                                 Victory Michigan Municipal Bond Fund
      Select Shares                                   Victory Equity Income Fund
Victory Intermediate Income Fund                      Victory National Municipal Bond Fund (Long)
Victory International Growth Fund                     Victory National Municipal Bond Fund
      Class A Shares                                  (Short-Intermediate)
      Class B Shares                                  Victory Established Value Fund
Victory Investment Quality Bond Fund                  Victory Gradison Government Fund
Victory Lakefront Fund
Victory Limited Term Income Fund
Victory National Municipal Bond Fund
      Class A Shares
      Class B Shares
Victory New York Tax-Free Fund
      Class A Shares
      Class B shares
Victory Ohio Municipal Bond Fund
Victory Ohio Municipal Money Market Fund
Victory Ohio Regional Stock Fund
      Class A Shares
      Class B Shares
Victory Prime Obligations Fund
Victory Real Estate Investment Fund
Victory Special Growth Fund
(eff. 3/29/99 Small Company Opportunity Fund)
Victory Special Value Fund
      Class A Shares
      Class B Shares
Victory Stock Index Fund
Victory Tax-Free Money Market Fund
Victory U.S. Government Obligations Fund
      Investor Shares
      Select Shares
Victory Value Fund

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